UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 21, 2007

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                               ORIENT PAPER, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                       000-52639                 20-4158835
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                            Science Park, Xushui Town
                          Boading City, Hebei Province
                        People's Republic of China 072550
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          (Address of Principal Executive Offices, including Zip Code)

                                (86) 312-8605508
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              (Registrant's telephone number, including area code)

                 112 North Currie Street, Carson City, NV 89703
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                 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendment of Articles of Incorporation

      By the consent of the stockholders holding an aggregate of 22,646,043 shares the common stock of Orient Paper, Inc. f/k/a Carlateral, Inc. (the "Company"), representing 56.5% of the issued and outstanding shares as of November 19, 2007, the Company's stockholders authorized, as of December 21, 2007 (the "Effective Date"), the Company to amend its Articles of Incorporation to provide for:

            o     change of the name of the Company to "Orient Paper Inc.";

            o increase in the amount of authorized common stock, par value $.001 per share, from 75 million to 500 million shares; and

            o elimination of preemptive rights to acquire unissued shares of our Common Stock.

      The Company previously filed with the Secretary of State of Nevada a Certificate of Amendment of Articles of Incorporation, in the form attached hereto as Exhibit 3.1.1 (the "Amendment"), which Amendment became effective on the Effective Date.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.     Description of Exhibit
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3.1.1           Certificate of Amendment of Articles of Incorporation


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007                      ORIENT PAPER INC.


                                              By: /s/ Zhenyong Liu
                                                  ------------------------------
                                                  Name:  Zhenyong Liu
                                                  Title: Chief Executive Officer


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